
SAGINAW
SAGINAW

RAND
LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
Second Quarter FY2013
Earnings Conference Call
November 8, 2012
8:30 a.m. EST



Forward-Looking Statements

This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 8, 2012.

RAND LOGISTICS, INC.

Conference Call Details



- The conference call webcast and accompanying slides are available on the Rand Logistics, Inc. website at: http://www.randlogisticsinc.com/presentations.html

- A telephonic replay of the conference call may be accessed approximately two hours after the completion of the call.
  - 855-859-2056, Conference ID#50527158
  - 404-537-3406 , Conference ID#50527158 for international callers

RAND LOGISTICS, INC.

Agenda



- **Introduction**
  Laurence Levy, Chairman and Chief Executive Officer

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Fiscal Year 2013 Quarter 2 Insights**
  Ed Levy, President of Rand Logistics

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- We estimate that the vessel margin loss from the mechanical issue associated with one of our vessels, and the delay in introducing our new articulated tug barge, or ATB, the Jones Act compliant tug Defiance and the self-unloading barge Ashtabula, into service, reduced our year-to-date profitability by approximately $3.9 million, of which $2.2 million was incurred in the second quarter.

- Marine freight revenue per Sailing Day increased by 11.5% on a quarter over quarter basis and 9.4% on a year over year basis.

- Vessel margin per day for the six months ended September 30, 2012 is up 8.6% compared to the same time period last year and our absolute dollar vessel profit per day reached a historic high in the second quarter.

- We have good visibility for the remainder of the 2012 sailing season and will be operating our entire fleet well into December.

- At the present time, we do not anticipate having to add capacity to our existing fleet or modifying any of our existing vessels to accommodate our next year sailing season book of business.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels	
			U.S. Flagged	Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/7[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2	Algoma Central/16 Canada Steamship Lines/10 Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/7 American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/3
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1	Rand/4 Algoma Central/9[2] Canada Steamship Lines/8 Vanguard/2

[1] Includes 3 inactive steam powered vessels
[2] Includes 2 inactive vessels

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- Despite a number of customer and end market challenges, aside from the previously disclosed mechanical issue that occurred on one of our vessels and the delayed entry into service of our latest self-unloading ATB, our fleet performed close to or surpassed expectations for the quarter.

- Vessel margin per day is a key performance metric that we monitor to evaluate fleet performance. For the second quarter of fiscal year 2013, vessel margin per day increased by 8.6% or $1,196, to $15,098 per day as compared to $13,902 for the same year-ago period.

- Our year to date vessel margin per day equaled $14,052 for the six months ended September 30, 2012 an increase of 8.6% or $1,118 as compared to $12,934 for the six month period ended September 30, 2011.

- Thus far in the 2012 sailing season our total tonnage carried is up 10.4%, despite sailing days increasing by only 4.6% compared with the comparable period last year.

Summary Historical Financial Results



- As the Company has grown we have accelerated profit growth given the powerful operating leverage in our business.



Marine Freight Rev/Day
Vessel Operating Exp/Day *
G&A/Day **
Repair & Maintenance/Day
$/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$23,417
$17,264
$2,973
$1,246
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,691
$2,963
$1,929
$30,621
$16,808
$3,069
$1,779
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
LTM Sept 2012

Sailing Days	**2,714**	**2,883**	**3,148**	**3,143**	**3,338**	**3,721**	**3,825**

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Great Lakes Dry-Bulk Cargo Carriage – September YTD
(net tons in thousands)


Iron Ore
46,000
44,000
42,000
40,000
38,000
36,000
34,000
43,098
38,377
16.2%
44,597
2011
YTD 5-Yr Average
2012


Limestone
21,500
21,000
20,500
20,000
19,500
19,000
18,500
19,671
21,062
-2.5%
20,526
2011
YTD 5-Yr Average
2012


Coal
30,000
25,000
20,000
15,000
10,000
5,000
0
19,050
23,591
-25.8%
17,507
2011
YTD 5-Yr Average
2012


Salt **
1,200
1,000
800
600
400
200
0
984
894
-21.5%
702
2011
YTD 5-Yr Average
2012

Rand total tonnage for September YTD increased by 10.4% year-over-year, excluding outside voyage charter.

- Data from Lake Carriers Association

**U.S. Flag Data Only

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo



Q2 FY2012
Slag 1.8%
Pet Coke 0.9%
Oxide 0.6%
Coke 0.3%
Grain 7.4%
Salt 10.2%
Ore 12.7%
Coal 13.4%
Aggregates 52.7%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke



Q2 FY2013
Slag 0.9%
Pet Coke 0.2%
Oxide 0.1%
Coke 0.3%
Grain 6.4%
Salt 6.5%
Ore 11.4%
Coal 16.4%
Aggregates 57.8%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

RAND LOGISTICS, INC.

Business Environment and Operational Overview

Scott Bravener



Rand Tonnage by Cargo



Sept YTD FY2012
Slag 1.9%
Pet Coke 0.8%
Oxide 0.4%
Coke 0.6%
Grain 9.3%
Salt 11.8%
Ore 13.4%
Coal 12.6%
Aggregates 49.2%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke



Sept YTD FY2013
Slag 1.5%
Pet Coke 0.5%
Oxide 0.2%
Coke 0.3%
Grain 7.6%
Salt 7.3%
Ore 11.3%
Coal 14.9%
Aggregates 56.4%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Q2 FY2012 vs. Q2 FY2013

Sailing Days


1,300
1,250
1,200
1,150
1,100
1,050
1,000
1,190
-0.4%
1,185
Q2 FY2012
Q2 FY2013

Marine Freight Revenue per Day


34,000
33,000
32,000
31,000
30,000
29,000
28,000
27,000
32,945
11.5%
29,550
Q2 FY2012
Q2 FY2013

Our total Sailing Days decreased 5 days, or (0.4%) to 1,185 during the three month period ended September 30, 2012, from 1,190 Sailing Days during the three month period ended September 30, 2012.

Our vessel utilization was 86% of the theoretical maximum of 1,380 days for Q2 FY2013.

RAND LOGISTICS, INC.



Key Metrics

Six Months Ended September 2011 vs. September 2012

Sailing Days



2,600
2,450
2,300
2,150
2,000
2,255
2,359
4.6%
Sept YTD FY2012
Sept YTD FY2013

Marine Freight Revenue per Day



34,000
32,000
30,000
28,000
26,000
29,205
31,949
9.4%
Sept YTD FY2012
Sept YTD FY2013

Total Sailing Days increased 104 days, or 4.6%, to 2,359 Sailing Days during the six month period ended September 30, 2012, from 2,255 Sailing Days during the six month period ended September 30, 2011.

Our vessel utilization was 86% of the theoretical maximum of 2,745 days for September YTD FY2013.

Business Environment and Operational Overview
Scott Bravener



- We sailed an average of approximately 79 Sailing Days during the three month period ended September 30, 2012 compared to an average of 85 Sailing Days during the same year-ago period.
- For the quarter ended September 30, 2012 we lost 36 sailing days versus the comparable quarter last year on our bulkers due to a host of crop related issues in the grain markets and 47 days due to the mechanical issue previously mentioned.
- During the three month period ended September 30, 2012, the Company did not sail the ATB which it acquired during the third quarter of the fiscal year ended March 31, 2012 as that vessel was undergoing conversion and modification to a standard Great Lakes-capable self-unloading vessel. We had expected to sail the vessel for 61 days in the quarter.
- While not impacting our second quarter results, we experienced severe weather delays across our entire fleet at the end of October as a result of tropical storm Sandy. Given the loss of these operating days and the needs of our customers, we will be operating our entire fleet well into December and are likely to have several vessels operating into January 2013.
- We expect that the Ashtabula, which went into service last week, will both augment our river-class market position, and also allow us to increase our presence in the mid-class segment of the U.S. market, which is an area that we have not participated in historically.

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Three Months Ended Sept. 30, 2012	Three Months Ended Sept. 30, 2011
Sailing Days	1,185	1,190
Freight Revenue/Sailing Day	$32,945	$29,550
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$17,619	$15,475
Repairs and Maintenance Expenses/Sailing Days	$228	$173
G&A (in millions)	$3.2	$2.5
Average F/X Rate	$1.006 USD per CAD	$1.021 USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Six Months Ended Sept. 30, 2012	Six Months Ended Sept. 30, 2011
Sailing Days	2,359	2,255
Freight Revenue/Sailing Day	$31,949	$29,205
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$17,618	$15,814
Repairs and Maintenance Expenses/Sailing Days	$279	$458
G&A (in millions)	$6.1	$5.4
Average F/X Rate	$0.998 USD per CAD	$1.027 USD per CAD

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge
Q2 FY2013 Actual vs. Q2 FY2012 Actual
(U.S. Dollars 000's)


$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$14,128
$2,350
$258
($1,115)
($722)
($164)
$14,735
Q2 FY2012 Actual
Vessel Fleet Increase Impact & Other Items
Other Incidents
Mechanical Incident
Admin.
Currency Translation
Q2 FY2013 Actual

RAND
LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge
Sept YTD FY2013 vs. Sept YTD FY2012
(U.S. Dollars 000's)



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$23,810
$6,918
$375
($2,787)
($716)
($593)
$27,007
September YTD FY2012 Actual
Vessel Fleet Increase Impact & Other Items
Layup/Fitout & Winter Work
Mechanical Incident
Admin.
Currency Translation
September YTD FY2013 Actual
September YTD FY2012 Actual
Vessel Fleet Increase Impact & Other Items
Layup/Fitout & Winter Work
Mechanical Incident
Admin.
Currency Translation

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh





Operating Income Plus Depreciation and Amortization*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
Trailing Four Quarters Operating Income plus Depreciation and Amortization

* Excludes GE Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Fiscal Year 2013 Q2 Insights
Ed Levy



- On average in the past, our budgeted income statement expenses and projected lost time factors have been relatively consistent with our actual experience.

- As a percentage of the size of our fleet, the average number of incidents per year has remained fairly constant over the last five years.

- The average lost time per incident over the last five years has equaled approximately 15 days per incident.

- Our lost sailing days per year has averaged only 2.7% of our total sailing days over the past several years.

RAND LOGISTICS, INC.

Fiscal Year 2013 Q2 Insights
Ed Levy



- We have been in the process of upgrading our engineering team, including hiring a new Vice President of Engineering & Technical Services at the beginning of this calendar year.

- Since the beginning of this fiscal year, and in response to the aforementioned mechanical issue, we have accelerated this process, realigning our engineering department, including terminating or demoting certain individuals and adding to our supervisory personnel.

- We have also revamped our protocol related to routine vessel audits to insure that uniform maintenance practices are being followed and are being consistently applied across the entire fleet.

- To-date, we are pleased with the realignment and protocol measures that have been instituted, and are exceptionally focused on making sure that we are dedicating the necessary resources for implementing these procedures and protocols.

RAND LOGISTICS, INC.

Fiscal Year 2013 Q2 Insights - Ashtabula
Ed Levy



- Last week, we were pleased to announce the introduction into service of the Jones Act compliant tug Defiance and the self-unloading barge Ashtabula.
- This unit was acquired on December 1, 2011. Modifications required for Great Lakes service began in May 2012.
- The vessel was originally scheduled for delivery in early August but was delayed due to complexities in the conversion process.
- The total invested cost of the ATB is substantially less than the new build cost of a similarly-sized Jones Act compliant vessel.
- The introduction of this vessel into service demonstrates our continuing commitment and confidence in the future of our industry and our customers' growth prospects.
- Relative to our fiscal 2013 expectations, the Ashtabula did not operate for the number of sailing days that we had budgeted.

RAND LOGISTICS, INC.